FORM 8-K



             SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C. 20549

                  _________________________


                       CURRENT REPORT



           Pursuant to Section 13 or 15(d) of The
               Securities Exchange Act of 1934

              Date of Report:   April 13, 1994




             TEXAS GAS TRANSMISSION CORPORATION
     (Exact name of registrant as specified in charter)



 Delaware                1-4169                  61-0405152
(State or other         (Commission             (IRS Employer
 jurisidiction of        File Number)            Identification No.)
 incorporation)



      3800 Frederica Street, Owensboro, Kentucky 42301
     (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:   (502) 926-8686

Item 7.  Financial Statements and Exhibits.
        The following documents are included as exhibits hereto. These documents are being filed in connection with the sale of $150,000,000 of Texas Gas Transmission Corporation 8-5/8% Notes due April 1, 2004 pursuant to its Registration Statement on Form S-2 under the Securities Act of 1933 (Registration No. 33-52707), which became effective March 28, 1994.


                                                         Sequentially
                                                           Numbered
Exhibit Number                                               Page

   4.1         Purchase Agreement dated March 29, 1994
               by and between Texas Gas Transmission
               Corporation and the Underwriters named in Schedule A attached thereto.
   4.2         Indenture dated April 11, 1994 by and
               between Texas Gas Transmission
               Corporation and The Chase Manhattan Bank
               (National Association).

                           SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                TEXAS GAS TRANSMISSION
                                   CORPORATION
                                (Registrant)



                                By:       /s/ Larry J. Dagley
                                    Larry J. Dagley
                                    Senior Vice President and Chief
                                    Financial Officer


Dated:   April 13, 1994